TRANSAMERICA PARTNERS FUNDS GROUP
TRANSAMERICA ASSET ALLOCATION FUNDS
and
TRANSAMERICA PARTNERS INSTITUTIONAL FUNDS GROUP
TRANSAMERICA INSTITUTIONAL ASSET ALLOCATION FUNDS

Supplement dated April 2, 2009 to the Prospectuses dated
May 1, 2008, as previously supplemented

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Transamerica Partners Large Value
Transamerica Partners Institutional Large Value (the “Funds”)

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On April 2, 2009, the Board of Trustees approved certain changes to the Funds’ goals and main investment strategies.

Accordingly, effective on May 1, 2009, the following supplements, amends and replaces the information in the Prospectuses regarding the Funds’ Goal and Main Investment Strategies:

Fund Goal

Large Value Fund	The Fund’s goal is to provide long-term capital appreciation through investment in a diversified portfolio of common stocks of large-capitalization companies. Current income is a secondary goal.

Main Investment Strategies

Large Value Fund

The Large Value Fund invests primarily in issues listed on U.S. exchanges that the Fund’s sub-adviser believes are seasoned, liquid and low priced, with effective management and positive momentum. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of large-cap companies and related investments. The Fund considers large cap companies to be companies with market capitalizations that, at the time of initial purchase exceed the minimum capitalization of companies that are included in the Russell 1000® Index. As of March 31, 2009, the lowest market capitalization of companies in the Russell 1000® Index was $30.4 billion.

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Investors should retain this Supplement for future reference.